Unknown;

CMO GS 5FPACPR PAC1	Goldman Sachs
Scenario Report (Intex)
Generated: 05/05/2005 09:18:24	Page 1 of 2
CUSIP		Monthly				As Of	5/05	Pricing	5/4/05	Original	87,745,000.00
Description:	Senior, Pac							Settle	5/26/05	Balance	87,745,000.00
Coupon:	5.500%							Next Proj	6/25/05	Factor	1.00000000
Collateral:	Cpn 5.50	WAC 5.96		WAM 346	WALA 11			Stated Final	0/0/00	Delay	24
Historical CPR’s:	5/05=	4/05=	3/05=	3mo=	6mo=	12mo=	SI=
Curve:	3m=2.859	6m=3.167	1yr=3.350	2yr=3.6163yr	3yr=3.681	4yr=3.782	5yr=3.861	7yr=3.999	10yr=4.186	30yr=4.587

Input	Output	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
PREPAY		250	100	300	400	500	600	700	800
Cleanup		NO	NO	NO	NO	NO	NO	NO	NO
	Av Life	3.800	3.800	3.503	2.859	2.397	2.067	1.823	1.635
Price	Window	6/05-3/13	6/05-3/13	6/05-12/11	6/05-5/10	6/05-5/09	6/05-9/08	6/05-4/08	6/05-11/07
102-00	Yield	4.847	4.847	4.798	4.649	4.490	4.333	4.180	4.031
	Int Spr (I)	108/3.8	108/3.8	106/3.5	96/2.9	84/2.4	71/2.1	61/1.8	51/1.6
	LibStaSpr	53.7	53.7	52.7	46.0	36.9	26.8	16.2	5.6
102-00+	Yield	4.843	4.843	4.793	4.643	4.483	4.325	4.171	4.021
	Int Spr (I)	108/3.8	108/3.8	105/3.5	96/2.9	83/2.4	70/2.1	60/1.8	50/1.6
	LibStaSpr	53.2	53.2	52.2	45.5	36.3	26.0	15.4	4.7
102-01	Yield	4.838	4.838	4.788	4.637	4.476	4.317	4.162	4.011
	Int Spr (I)	107/3.8	107/3.8	105/3.5	95/2.9	83/2.4	69/2.1	59/1.8	49/1.6
	LibStaSpr	52.8	52.8	51.7	44.9	35.6	25.2	14.5	3.7
102-01+	Yield	4.833	4.833	4.783	4.631	4.469	4.309	4.153	4.001
	Int Spr (I)	107/3.8	107/3.8	104/3.5	94/2.9	82/2.4	69/2.1	58/1.8	48/1.6
	LibStaSpr	52.3	52.3	51.2	44.3	34.9	24.5	13.6	2.7
102-02	Yield	4.829	4.829	4.778	4.625	4.462	4.301	4.144	3.991
	Int Spr (I)	106/3.8	106/3.8	104/3.5	94/2.9	81/2.4	68/2.1	57/1.8	47/1.6
	LibStaSpr	51.9	51.9	50.8	43.8	34.2	23.7	12.8	1.8
102-02+	Yield	4.824	4.824	4.773	4.619	4.455	4.293	4.135	3.981
	Int Spr (I)	106/3.8	106/3.8	103/3.5	93/2.9	81/2.4	67/2.1	56/1.8	46/1.6
	LibStaSpr	51.4	51.4	50.3	43.2	33.6	22.9	11.9	0.8
102-03	Yield	4.819	4.819	4.768	4.613	4.449	4.285	4.126	3.971
	Int Spr (I)	105/3.8	105/3.8	103/3.5	93/2.9	80/2.4	66/2.1	55/1.8	45/1.6
	LibStaSpr	51.0	51.0	49.8	42.6	32.9	22.2	11.0	-0.2
102-03+	Yield	4.815	4.815	4.763	4.607	4.442	4.277	4.117	3.961
	Int Spr (I)	105/3.8	105/3.8	102/3.5	92/2.9	79/2.4	65/2.1	55/1.8	44/1.6
	LibStaSpr	50.5	50.5	49.3	42.0	32.2	21.4	10.2	-1.1
102-04	Yield	4.810	4.810	4.758	4.601	4.435	4.269	4.108	3.951
	Int Spr (I)	104/3.8	104/3.8	102/3.5	91/2.9	79/2.4	65/2.1	54/1.8	43/1.6
	LibStaSpr	50.1	50.1	48.8	41.5	31.5	20.6	9.3	-2.1
102-04+	Yield	4.806	4.806	4.753	4.595	4.428	4.261	4.099	3.941
	Int Spr (I)	104/3.8	104/3.8	101/3.5	91/2.9	78/2.4	64/2.1	53/1.8	42/1.6
	LibStaSpr	49.6	49.6	48.4	40.9	30.9	19.8	8.4	-3.0
102-05	Yield	4.801	4.801	4.748	4.589	4.421	4.253	4.090	3.931

All information contained herein, whether regarding assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  This material is for your private information, and we are not soliciting any action based upon it. Certain transactions give rise to substantial risk and are not suitable for all investors.  We, or persons involved in the preparation or issuance of this material, may from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein.  We make no representation that any transaction can or could be effected at the indicated prices.  This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC.  Information contained in this material is current as of the date appearing on this material only.  The information herein has been provided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer’s affiliates, in reliance on information regarding the collateral furnished by the issuer.  Neither the issuer of the certificates nor Goldman, Sachs & Co. nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

CMO GS 5FPACPR PAC1	Goldman Sachs
Scenario Report (Intex)
Generated: 05/05/2005 09:18:24	Page 2 of 2

CUSIP		Monthly			As Of	5/05	Pricing	5/4/05	Original	87,745,000.00
Description:	Senior, Pac						Settle	5/26/05	Balance	87,745,000.00
Coupon:	5.500%						Next Proj	6/25/05	Factor	1.00000000
Collateral:	Cpn 5.50	WAC 5.96	WAM 346	WALA 11			Stated Final	0/0/00	Delay	24
Historical CPR’s:	5/05=	4/05=	3/0=	3mo=	6mo=	12mo=	SI=
Curve:	3m=2.859	6m=3.167	1yr=3.350	2yr=3.616	3yr=3.681	4yr=3.782	5yr=3.861	7yr=3.999	10yr=4.186	30yr=4.587

Input	Output	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	Int Spr (I)	104/3.8	104/3.8	101/3.5	90/2.9	77/2.4	63/2.1	52/1.8	41/1.6
	LibStaSpr	49.2	49.2	47.9	40.3	30.2	19.1	7.6	-4.0
102-05+	Yield	4.796	4.796	4.743	4.583	4.414	4.245	4.081	3.921
	Int Spr (I)	103/3.8	103/3.8	100/3.5	90/2.9	76/2.4	62/2.1	51/1.8	40/1.6
	LibStaSpr	48.7	48.7	47.4	39.7	29.5	18.3	6.7	-5.0
102-06	Yield	4.792	4.792	4.738	4.577	4.407	4.237	4.072	3.911
	Int Spr (I)	103/3.8	103/3.8	100/3.5	89/2.9	76/2.4	61/2.1	50/1.8	39/1.6
	LibStaSpr	48.3	48.3	46.9	39.2	28.9	17.5	5.8	-5.9
102-06+	Yield	4.787	4.787	4.733	4.571	4.400	4.229	4.063	3.902
	Int Spr (I)	102/3.8	102/3.8	99/3.5	88/2.9	75/2.4	61/2.1	49/1.8	38/1.6
	LibStaSpr	47.8	47.8	46.4	38.6	28.2	16.8	5.0	-6.9
102-07	Yield	4.782	4.782	4.728	4.566	4.393	4.221	4.054	3.892
	Int Spr (I)	102/3.8	102/3.8	99/3.5	88/2.9	74/2.4	60/2.1	48/1.8	37/1.6
	LibStaSpr	47.4	47.4	46.0	38.0	27.5	16.0	4.1	-7.8
102-07+	Yield	4.778	4.778	4.723	4.560	4.386	4.213	4.045	3.882
	Int Spr (I)	101/3.8	101/3.8	98/3.5	87/2.9	74/2.4	59/2.1	47/1.8	36/1.6
	LibStaSpr	46.9	46.9	45.5	37.4	26.8	15.2	3.2	-8.8
102-08	Yield	4.773	4.773	4.718	4.554	4.379	4.205	4.036	3.872
	Int Spr (I)	101/3.8	101/3.8	98/3.5	87/2.9	73/2.4	58/2.1	47/1.8	35/1.6
	LibStaSpr	46.5	46.5	45.0	36.9	26.2	14.4	2.4	-9.8
102-08+	Yield	4.768	4.768	4.713	4.548	4.372	4.197	4.027	3.862
	Int Spr (I)	100/3.8	100/3.8	97/3.5	86/2.9	72/2.4	58/2.1	46/1.8	34/1.6
	LibStaSpr	46.0	46.0	44.5	36.3	25.5	13.7	1.5	-10.7
102-09	Yield	4.764	4.764	4.708	4.542	4.365	4.189	4.018	3.852
	Int Spr (I)	100/3.8	100/3.8	97/3.5	85/2.9	72/2.4	57/2.1	45/1.8	33/1.6
	LibStaSpr	45.6	45.6	44.0	35.7	24.8	12.9	0.6	-11.7
102-09+	Yield	4.759	4.759	4.703	4.536	4.358	4.182	4.010	3.842
	Int Spr (I)	99/3.8	99/3.8	96/3.5	85/2.9	71/2.4	56/2.1	44/1.8	32/1.6
	LibStaSpr	45.1	45.1	43.6	35.2	24.1	12.1	-0.2	-12.6
102-10	Yield	4.755	4.755	4.699	4.530	4.351	4.174	4.001	3.832
	Int Spr (I)	99/3.8	99/3.8	96/3.5	84/2.9	70/2.4	55/2.1	43/1.8	31/1.6
	LibStaSpr	44.7	44.7	43.1	34.6	23.5	11.4	-1.1	-13.6

All information contained herein, whether regarding assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  This material is for your private information, and we are not soliciting any action based upon it. Certain transactions give rise to substantial risk and are not suitable for all investors.  We, or persons involved in the preparation or issuance of this material, may from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein.  We make no representation that any transaction can or could be effected at the indicated prices.  This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC.  Information contained in this material is current as of the date appearing on this material only.  The information herein has been provided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer’s affiliates, in reliance on information regarding the collateral furnished by the issuer.  Neither the issuer of the certificates nor Goldman, Sachs & Co. nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

CMO GS 5FPACPR2 PAC1	Goldman Sachs
Scenario Report (Intex)
Generated: 05/05/2005 16:12:49	Page 1 of 1

CUSIP		Monthly			As Of	5/05	Pricing	5/4/05	Original	91,878,000.00
Description:	Senior, Pac						Settle	5/26/05	Balance	91,878,000.00
Coupon:	5.500%						Next Proj	6/25/05	Factor	1.00000000
Collateral:	Cpn 5.50	WAC 5.96	WAM 346	WALA 11			Stated Final	0/0/00	Delay	24
Historical CPR’s:	5/05=	4/05=	3/05=	3mo=	6mo=	12mo=	SI=
Curve:	3m=2.797	6m=3.141	1yr=1.770	2yr=3.542	3yr=3.615	4yr=3.723	5yr=3.807	7yr=3.954	10yr=4.154	30yr=4.580

Input	Output	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
PREPAY		250	100	300	400	500	600	700	800
Cleanup		NO	NO	NO	NO	NO	NO	NO	NO
	Av Life	3.990	3.990	3.650	2.961	2.475	2.129	1.874	1.678
Price	Window	6/05-8/13	6/05-8/13	6/05-5/12	6/05-8/10	6/05-8/09	6/05-11/08	6/05-5/08	6/05-1/08
102-08+	Yield	4.801	4.801	4.743	4.579	4.406	4.234	4.067	3.903
	Int Spr (I)	108/4.0	108/4.0	105/3.6	95/3.0	82/2.5	68/2.1	73/1.9	92/1.7

All information contained herein, whether regarding assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  This material is for your private information, and we are not soliciting any action based upon it. Certain transactions give rise to substantial risk and are not suitable for all investors.  We, or persons involved in the preparation or issuance of this material, may from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein.  We make no representation that any transaction can or could be effected at the indicated prices.  This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC.  Information contained in this material is current as of the date appearing on this material only.  The information herein has been provided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer’s affiliates, in reliance on information regarding the collateral furnished by the issuer.  Neither the issuer of the certificates nor Goldman, Sachs & Co. nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

CMO GSR 5F5 13B	Goldman Sachs
Scenario Report (Intex)
Generated: 05/05/2005 16:07:54	Page 1 of 1
CUSIP		Monthly	As Of	5/05	Pricing	5/4/05	Original	130,833,000.00
Description:	Senior				Settle	5/26/05	Balance	130,833,000.00
Coupon:	5.250%				Next Proj	6/25/05	Factor	1.00000000
Collateral:	Cpn 5.25	WAC 5.46	WAM 343	WALA 14	Stated Final	0/0/00	Delay	24
Historical CPR’s:	5/05=	4/05=	3/05=	3mo=	6mo=	12mo=	SI=
Curve: 3m= 6m= 1yr= 2yr= 3yr= 4yr= 5yr= 7yr= 10yr= 30yr=

Input	Output	PSA	PSA	PSA	PSA	PSA	PSA	PSA
PREPAY		250	100	200	300	400	500	600
	Av Life	3.631	7.990	4.517	3.034	2.306	1.876	1.583
Price	Window	6/05-8/15	6/05-3/26	6/05-6/18	6/05-5/13	6/05-12/10	6/05-9/09	6/05-12/08
100-12	Yield	5.075	5.185	5.114	5.036	4.960	4.887	4.815
100-13	Yield	5.065	5.179	5.106	5.024	4.945	4.869	4.794
100-14	Yield	5.055	5.174	5.098	5.013	4.931	4.851	4.773
100-15	Yield	5.045	5.169	5.089	5.001	4.916	4.833	4.752
100-16	Yield	5.035	5.164	5.081	4.990	4.901	4.815	4.731
100-17	Yield	5.026	5.158	5.073	4.978	4.886	4.797	4.710
100-18	Yield	5.016	5.153	5.065	4.966	4.871	4.779	4.689
100-19	Yield	5.006	5.148	5.056	4.955	4.856	4.762	4.668
100-20	Yield	4.996	5.143	5.048	4.943	4.841	4.744	4.647
100-21	Yield	4.986	5.137	5.040	4.932	4.827	4.726	4.626
100-22	Yield	4.976	5.132	5.032	4.920	4.812	4.708	4.605
100-23	Yield	4.966	5.127	5.023	4.908	4.797	4.690	4.584
100-24	Yield	4.956	5.122	5.015	4.897	4.782	4.672	4.563

This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only.  This material is based upon information that we consider reliable, but we do not represent it as accurate or complete. We or persons involved in the preparation or issuance of this material, may from time to time have positions or conduct transactions in the securities mentioned herein. This material has been issued by Goldman Sachs & Co. and has been approved by Goldman Sachs International, a member of The Securities and Futures Authority, in connection with distribution in the United Kingdom, and by Goldman Sachs Canada in connection with distribution in Canada. Additional information on any of the securities, futures or options mentioned in this material may be obtained upon request. For this purpose, persons in Italy should contact Goldman Sachs S.I.M. S.P.A. in Milan, or at its London branch office at 133 Fleet Street. Goldman Sachs International may have acted upon or used this research prior to, or immediately following its publication.

CMO GSR 5F5 15B	Goldman Sachs
Scenario Report (Intex)
Generated: 05/06/2005 09:36:10	Page 1 of 1
CUSIP		Monthly	As Of	5/05	Pricing	5/5/05	Original	101,092,000.00
Description:	Senior				Settle	5/26/05	Balance	101,092,000.00
Coupon:	5.250%				Next Proj	6/25/05	Factor	1.00000000
Collateral:	Cpn 5.25	WAC 5.53	WAM 344	WALA 13	Stated Final	0/0/00	Delay	24
Historical CPR’s:	5/05=	4/05=	3/05=	3mo=	6mo=	12mo=	SI=
Curve: 3m= 6m= 1yr= 2yr= 3yr= 4yr= 5yr= 7yr= 10yr= 30yr=

Input	Output	PSA	PSA	PSA	PSA	PSA	PSA	PSA
PREPAY		250	100	200	300	400	500	600
	Av Life	3.612	7.990	4.488	3.026	2.309	1.885	1.595
Price	Window	6/05-5/15	6/05-2/26	6/05-3/18	6/05-3/13	6/05-11/10	6/05-9/09	6/05-12/08
100-00	Yield	5.195	5.248	5.214	5.176	5.140	5.105	5.071
100-01	Yield	5.185	5.243	5.205	5.164	5.125	5.087	5.050
100-02	Yield	5.175	5.238	5.197	5.153	5.110	5.069	5.029
100-03	Yield	5.165	5.232	5.188	5.141	5.095	5.051	5.008
100-04	Yield	5.155	5.227	5.180	5.129	5.080	5.033	4.987
100-05	Yield	5.145	5.222	5.172	5.117	5.065	5.015	4.966
100-06	Yield	5.134	5.216	5.163	5.106	5.050	4.997	4.945
100-07	Yield	5.124	5.211	5.155	5.094	5.035	4.979	4.924
100-08	Yield	5.114	5.206	5.147	5.082	5.020	4.961	4.903
100-09	Yield	5.104	5.201	5.138	5.071	5.006	4.943	4.882
100-10	Yield	5.094	5.195	5.130	5.059	4.991	4.925	4.861
100-11	Yield	5.084	5.190	5.122	5.047	4.976	4.907	4.840
100-12	Yield	5.074	5.185	5.113	5.036	4.961	4.889	4.819
100-13	Yield	5.064	5.179	5.105	5.024	4.946	4.871	4.798
100-14	Yield	5.054	5.174	5.097	5.012	4.931	4.854	4.777
100-15	Yield	5.044	5.169	5.088	5.001	4.916	4.836	4.756
100-16	Yield	5.034	5.164	5.080	4.989	4.902	4.818	4.735
100-17	Yield	5.025	5.158	5.072	4.977	4.887	4.800	4.714
100-18	Yield	5.015	5.153	5.063	4.966	4.872	4.782	4.693
100-19	Yield	5.005	5.148	5.055	4.954	4.857	4.764	4.672
100-20	Yield	4.995	5.143	5.047	4.943	4.842	4.746	4.652

This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only.  This material is based upon information that we consider reliable, but we do not represent it as accurate or complete. We or persons involved in the preparation or issuance of this material, may from time to time have positions or conduct transactions in the securities mentioned herein. This material has been issued by Goldman Sachs & Co. and has been approved by Goldman Sachs International, a member of The Securities and Futures Authority, in connection with distribution in the United Kingdom, and by Goldman Sachs Canada in connection with distribution in Canada. Additional information on any of the securities, futures or options mentioned in this material may be obtained upon request. For this purpose, persons in Italy should contact Goldman Sachs S.I.M. S.P.A. in Milan, or at its London branch office at 133 Fleet Street. Goldman Sachs International may have acted upon or used this research prior to, or immediately following its publication.

CMO GS 5FPACPR2 PAC1	Goldman Sachs
Scenario Report (Intex)
Generated: 05/06/2005 10:14:20	Page 1 of 1

CUSIP		Monthly				As Of	5/05	Pricing	5/5/05	Original	91,878,000.00
Description:	Senior, Pac							Settle	5/26/05	Balance	91,878,000.00
Coupon:	5.500%							Next Proj	6/25/05	Factor	1.00000000
Collateral:	Cpn 5.50	WAC 5.96		WAM 346	WALA 11			Stated Final	0/0/00	Delay	24
Historical CPR’s:	5/05=	4/05=	3/05=	3mo=	6mo=	12mo=	SI=
Curve:	3m=2.864	6m=3.188	1yr=3,400	2yr=3.673yr	3yr=3,739	4yr=3.838	5yr=3.919	7yr=4,052	10yr=4.2386	30yr=4,624

Input	Output	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
PREPAY		250	100	300	400	500	600	700	800
Cleanup		NO	NO	NO	NO	NO	NO	NO	NO
	Av Life	3.990	3.990	3.650	2.961	2.475	2.129	1.874	1.678
Price	Window	6/05-8/13	6/05-8/13	6/05-5/12	6/05-8/10	6/05-8/09	6/05-11/08	6/05-5/08	6/05-1/08
101-28+	Yield	4.908	4.908	4.858	4.717	4.569	4.421	4.276	4.136
	Int Spr (I)	107/4.0	107/4.0	105/3.6	96/3.0	85/2.5	74/2.1	63/1.9	55/1.7

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